Exhibit 99.1

Magnum Hunter Resources Closes Sale of Eagle Ford Shale Properties for Total Purchase Price of $401 Million

Proceeds to Be Used to Improve Liquidity, Pay Down Debt and Reinvest in Growth

HOUSTON, TX — (Marketwired) — 04/24/13 — Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE MKT: MHR.PRC) (NYSE MKT: MHR.PRD) (NYSE MKT: MHR.PRE) (the “Company”) announced today that the Company has closed on the sale of all its ownership interests in the Company’s Eagle Ford Shale properties located in Gonzales and Lavaca Counties of South Texas to a wholly-owned subsidiary of Penn Virginia Corporation (NYSE: PVA), for a total purchase price of $401 million. The total consideration was comprised of (i) $361 million in cash and (ii) 10,000,000 shares of common stock of Penn Virginia Corporation (valued at $4.00 per share), before taking into account customary purchase price adjustments. The effective date of the transaction was January 1, 2013. The Company has retained approximately 7,000 net mineral acres located in Fayette, Lee, and Atascosa Counties in South Texas.

The Company intends to use the net proceeds from the sale to completely pay-off all outstanding borrowings under its Senior Revolving Credit Facility and for general corporate purposes. As a result of the sale, the Company’s borrowing base under its Senior Revolving Credit Facility has now been reduced from $350 million to $265 million, a decrease of approximately 24%. With this closing today, the Company will have $375 million of cash liquidity available. As previously disclosed, the Company intends to allocate its $300 million upstream capital expenditure budget for calendar 2013 evenly between its Williston and Appalachian Basin Divisions, a large portion of which will be funded from existing cash flow.

The closing of the sale of the Eagle Ford Shale properties represents a further step by the Company to take a holistic view of its asset base and identify assets, including non-core assets, which could be monetized and reallocated to higher growth properties. In recent months, the Company has continued to evaluate its asset base and believes that a focus on core assets is essential for its future plan. Today’s announcement is seen as the first step in ensuring that the Company’s asset mix continues to provide its shareholders with the best possibilities for value creation.

Magnum Hunter Management Comments

Mr. Gary C. Evans, Chairman of the Board and Chief Executive Officer of Magnum Hunter, commented, “We are very pleased with this first step in our monetization plan that we were successful in closing ahead of schedule today. We are working to ensure that all of our assets are being utilized in the best possible way to enhance shareholder value. Magnum Hunter has an impressive portfolio of remaining assets and a strong management and technical team in place to make informed decisions regarding proper capital allocation for future growth.”

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation and subsidiaries are a Houston, Texas based independent exploration and production company engaged in the acquisition, development and production of crude oil, natural gas and natural gas liquids, primarily in the states of West

Virginia, Kentucky, Ohio, Texas and North Dakota and Saskatchewan, Canada. The Company is presently active in four of the most prolific unconventional shale resource plays in North America, namely the Marcellus Shale, Utica Shale, Pearsall Shale and Williston Basin/Bakken Shale.

For more information, please view our website at www.magnumhunterresources.com.

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. These forward-looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities and our midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to any pending transactions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of proposed transactions; the ability to complete proposed transactions considering various closing conditions; the benefits of any such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil, natural gas and natural gas liquids; the effects of government regulation, permitting and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and therefore our oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques; the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; regulatory, environmental and land management issues, and demand for gas gathering services, relating to our midstream operations; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the Securities and Exchange Commission, which we refer to as the SEC. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We urge readers to review and consider disclosures we make in our reports that discuss factors germane to our business. See in particular our reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Contact:
Chris Benton
AVP, Finance and Capital Markets
ir@magnumhunterresources.com
(832) 203-4539